Exhibit 10.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

               This Mortgage Loan Purchase Agreement (the "Agreement") dated as of June 1, 2007 is between Citicorp Trust Bank, fsb, a federal savings bank ("CTB" or the "Seller"), and Citicorp Residential Mortgage Securities, Inc., a Delaware corporation ("CRMSI"). The Seller agrees to sell, and CRMSI agrees to purchase, the mortgage loans as described and set forth in the Mortgage Loan Schedule attached as Exhibit B (the "Mortgage Loans") to the Pooling and Servicing Agreement dated as of June 1, 2007 (the "Pooling Agreement"), among CRMSI, CitiMortgage, Inc., as servicer and certificate administrator, U.S. Bank National Association, as trustee (the "Trustee"), and Citibank, N.A., as paying agent, certificate registrar and authenticating agent, relating to the issuance of CRMSI REMIC Pass-Through Certificates, Series 2007-2. Terms used without definition herein shall have the respective meanings assigned to them in the Pooling Agreement or, if not defined therein, in the Underwriting Agreement dated June 20, 2007 (the "Underwriting Agreement"), among CRMSI, CTB and Citigroup Global Markets Inc., as underwriter (the "Underwriter").

               1. Purchase Price. The purchase price (the "Purchase Price") for the Mortgage Loans shall consist of cash in the amount of [______________]% of the aggregate Loan Balance thereof as of the Cut-Off Date, plus accrued interest on the aggregate Loan Balance of the Mortgage Loans from and including the Cut-Off Date to but excluding the Closing Date. Such cash shall be payable by CRMSI to the Seller on the Closing Date in same-day funds.

               Upon payment of the Purchase Price, the Seller shall sell, transfer, assign, set over and otherwise convey to CRMSI without recourse all of the Seller's right, title and interest in and to the Mortgage Loans, including all interest and principal received or receivable by such Seller on or with respect to the Mortgage Loans, including all amounts received or receivable by CRMSI on or with respect to the Mortgage Loans on or after the Cut-Off Date (but not payments of principal and interest received on the Mortgage Loans on or before the Cut-Off Date and not any Prepayment Charges received or receivable with respect to any Mortgage Loan), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies. The Seller agrees to deliver (or cause to be delivered) to CRMSI or its designee all documents, instruments and agreements required to be delivered by CRMSI to the Trustee under the Pooling Agreement and such other documents, instruments and agreements as CRMSI shall reasonably request. CRMSI hereby directs the Seller to execute and deliver to the Trustee assignments of the Mortgages to the Trustee (and endorsements of any Mortgage Notes relating thereto) in recordable form. Such assignments and endorsements shall not affect the rights of the parties hereto or to the Pooling Agreement.

               2. Representations; Warranties. The Seller hereby represents and warrants to CRMSI (i) that CRMSI's representations and warranties pursuant to the Pooling Agreement to the Trustee with respect to the Mortgage Loans are true and correct, (ii) that the Mortgage Loans are being sold by the Seller hereunder with the intention of removing them from the estate and assets of the Seller and
(iii) that the Seller has not dealt with any broker, investment banker, agent or other person (other than CRMSI and the Underwriter) who may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans. The Seller hereby agrees to cure any breach of such representations and warranties in accordance with the terms of the Pooling Agreement or, in the event such breach cannot be cured to repurchase or substitute the affected Mortgage Loan in accordance with the terms of the Pooling Agreement.

               3. Underwriting. The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions reasonably requested by CRMSI in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied at or prior to the Closing Date.

               4. Costs. CRMSI shall pay all expenses incidental to the performance of its obligations under the Underwriting Agreement, including without limitation (i) any recording fees or fees for title policy endorsements and continuations, (ii) the expenses of preparing, printing and reproducing the Registration Statement, the Prospectus, the Underwriting Agreement, the Pooling Agreement and the Certificates and (iii) the cost of delivering the Certificates to the offices of The Depository Trust Company or the purchasers thereof, as the case may be.

               5. Indemnification. The Seller hereby agrees to indemnify, defend and hold harmless CRMSI against any and all losses, claims, damages or liabilities (i) resulting from the Seller's failure to perform any of its obligations hereunder, (ii) resulting from the inaccuracy of the Seller's representations and warranties herein or of CRMSI's representations and warranties in the Pooling Agreement or (iii) arising pursuant to the Underwriting Agreement, insofar as such losses, claims, damages or liabilities (or actions or demands for reimbursement or contribution in respect thereof) arise out of or are based upon information relating to the Seller or the Mortgage Loans.

               6. Purchase and Sale; Security Interest. The parties hereto intend the conveyance by the Seller to CRMSI of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to CRMSI a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

               7. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and if sent to CTB, will be delivered to Citicorp Trust Bank, fsb, 1000 Technology Drive, O'Fallon, Missouri 63368-2240, Attn: Daniel P. Hoffman, with a copy to Robert T. Langston, Senior Vice President and General Counsel, Citicorp Trust Bank, fsb, 4000 Regent Boulevard, Irving, Texas 75063, or if sent to CRMSI, will be delivered to Citicorp Residential Mortgage Securities, Inc., 1000 Technology Drive, O'Fallon, Missouri 63368-2240, Attn: Daniel P. Hoffman, with a copy to Michael S. Zuckert, General Counsel, Finance and Capital Markets, Citigroup Inc., 425 Park Avenue, New York, New York 10043.

               8. Trustee Beneficiary. The representations and warranties made by the Seller in Section 2 of this Agreement are made for the benefit of, and may be enforced by, the Trustee and the holders of Certificates to the same extent that the Trustee and the holders of Certificates, respectively, have rights against CRMSI under the Pooling Agreement in respect of representations and warranties made by CRMSI therein.

               9. Cross-Receipt. The Seller, by executing this Agreement below, hereby acknowledges receipt of the Purchase Price from CRMSI. CRMSI, by executing this Agreement below, hereby acknowledges receipt of the Mortgage Loans from the Seller.

               10. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed in any manner that would have a material adverse affect on holders of any Class of Certificates without the prior written consent of the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in
Article X of the Pooling Agreement. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. This Agreement shall bind and inure to the benefit of and be enforceable by CRMSI and the Seller and their respective successors and assigns; provided, however, that this Agreement cannot be assigned by either party without the consent of the other party hereto, and any assignment hereof without such consent shall be void.

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               IN WITNESS WHEREOF, CRMSI and the Seller have caused this
Agreement to be duly executed by their respective officers as of the date first above written.

                                        CITICORP TRUST BANK, FSB

                                        By: /s/ Paul Ince
                                           ------------------------------
                                           Name: Paul Ince
                                           Title: Chief Financial Officer

                                        CITICORP RESIDENTIAL MORTGAGE
                                          SECURITIES INC.

                                        By:  /s/ Daniel P. Hoffman
                                           ------------------------------
                                           Name: Daniel P. Hoffman
                                           Title: Vice President